UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 6, 2008

                                 Six Flags, Inc.
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                   (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                       (State or Other Jurisdiction of Incorporation)

        1-13703                                           13-3995059
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(Commission File Number)                       (IRS Employer Identification No.)

       1540 Broadway, 15th Floor
           New York, New York                                           10036
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (212) 652-9403
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

      On October 6, 2008, Six Flags, Inc. (the "Company") was notified by the New York Stock Exchange ("NYSE") that the Company is not in compliance with the NYSE's continued listing criteria under Section 802.01C of the NYSE Listed Company Manual because the average closing price of the Company's common stock has been less than $1.00 for 30 consecutive trading days.

      Under applicable NYSE rules, the Company must bring its share price and average share price back above $1.00 within six months. If the trading average does not sufficiently improve, the Company intends to consider all available alternatives, including, among other things, a reverse stock split. If the Company decides to cure the deficiency by seeking stockholder approval of a reverse stock split, it must do so no later than the 2009 annual meeting, which is scheduled for May 2009.

      On October 2, 2008, the Company issued a press release announcing that it was not in compliance with the continued listing standards relating to minimum share price. A copy of the press release issued by the Company is included as an exhibit to and incorporated by reference in this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits.

      (d)   Exhibits

            99.1 Press Release of Six Flags, Inc., dated October 2, 2008.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SIX FLAGS, INC.


                                        By: /s/ James M. Coughlin
                                            ------------------------------------
                                            Name: James M. Coughlin
                                            Title: General Counsel

Date: October 10, 2008

                                  EXHIBIT INDEX

                                                                   Paper (P) or
Exhibit No.                      Description                      Electronic (E)
-----------   -------------------------------------------------   --------------

     99.1     Press Release of Six Flags, Inc., dated October           E
              2, 2008.